UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                -----------------

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 Or 15(d) of the Securities Exchange Act Of 1934


        Date of Report (Date of earliest event reported): October 1, 2003



                           DECKERS OUTDOOR CORPORATION
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             (Exact name of registrant as specified in its charter)


                                    Delaware
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                 (State or other jurisdiction of incorporation)


                     0-22446                          95-3015862
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           (Commission File Number)        (IRS Employer Identification No.)


     495A South Fairview Avenue, Goleta, California          93117
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         (Address of principal executive offices)          (Zip code)


Registrant's telephone number, including area code     (805) 967-7611
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                                      None
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          (Former name or former address, if changed since last report)







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Item 7.   Financial Statements and Exhibits.

          (c)  Exhibits.

               Exhibit No.                Description
               -----------                -----------

               99.1                       Press release, dated October 1,  2003

Item 12.   Results of Operations and Financial Condition.

     On October 1, 2003, Deckers Outdoor Corporation issued a press release announcing preliminary sales results for the quarter ended September 30, 2003. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.



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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                     Deckers Outdoor Corporation

           Date:  October 1, 2003                    /s/ M. Scott Ash
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                                                     M. Scott Ash
                                                     Chief Financial Officer